                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                  Exchange Act of 1934 (Amendment No. ________)

Filed by the Registrant |X|
Filed by a Party other than the Registrant | |
Check the appropriate box:
| | Preliminary Proxy Statement      | | Confidential, for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
|X| Definitive Proxy Statement
| | Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

         RENAISSANCE ENTERTAINMENT CORPORATION
-------------------------------------------------------------------------------
                  (Name of Registrant as Specified in Its Charter)


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       (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
    |X| No fee required.
    | | Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      (1) Title of each class of securities to which transaction applies:

-------------------------------------------------------------------------------
      (2)    Aggregate number of securities to which transaction applies

-------------------------------------------------------------------------------
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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      (4)    Proposed maximum aggregate value of transaction:

-------------------------------------------------------------------------------
      (5)    Total fee paid:

-------------------------------------------------------------------------------
    | | Fee paid previously with preliminary materials.
    | | Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)    Amount Previously Paid:

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      (2)    Form, Schedule or Registration Statement No.:

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      (3)    Filing Party:

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      (4)    Date Filed:

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

                     RE:NAISSANCE ENTERTAINMENT CORPORATION
                               275 Century Circle
                                    Suite 102
                           Louisville, Colorado 80027

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD OCTOBER 30, 2001

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Renaissance Entertainment Corporation, a Colorado corporation (the "Company"), will be held on Tuesday, October 30, 2001, at 9:30 a.m. Mountain Time, at the Company's offices, 275 Century Circle, Suite 102, Louisville, Colorado, for the following purposes:

         1. To elect five nominees to the Board of Directors to serve for a term of one year.

         2. To approve an amendment to the Renaissance Entertainment Corporation 1993 Incentive Stock Plan to increase the number of shares authorized under such plan from 750,000 to 1,250,000.

         3. To transact such other business as may properly come before the meeting and any adjournments thereof.

         Only holders of record of common stock of the Company at the close of business on September 21, 2001 will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

         YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED REPLY ENVELOPE AS PROMPTLY AS POSSIBLE.

                                                     BY ORDER OF THE BOARD OF
                                                     DIRECTORS


                                                     Sue Brophy
                                                     Chief Accounting Officer

September 21, 2001

                                 PROXY STATEMENT

                      RENAISSANCE ENTERTAINMENT CORPORATION
                          275 Century Circle, Suite 102
                           Louisville, Colorado 80027

           ANNUAL MEETING OF STOCKHOLDERS, OCTOBER 30, 2001, 9:30 A.M.
             AT 275 CENTURY CIRCLE, SUITE 102, LOUISVILLE, COLORADO

                                     GENERAL

         The enclosed Proxy is solicited by the Board of Directors of Renaissance Entertainment Corporation (the "Company"). Such solicitation is being made by mail and may also be made by directors, officers and employees of the Company. Any Proxy given pursuant to such solicitation may be revoked by the stockholder at any time prior to the voting thereof by so notifying the Company in writing at the above address, attention: Sue Brophy, Controller, or by appearing in person at the meeting. Shares represented by Proxies will be voted as specified in such Proxies. In the absence of specific instructions, Proxies received by the Board of Directors will be voted (to the extent they are entitled to be voted on such matters): (1) in favor of the nominees for directors named in this Proxy Statement; (2) in favor of approving an amendment to the Renaissance Entertainment Corporation 1993 Incentive Stock Plan to increase the number of shares authorized under such plan from 750,000 to 1,250,000; and (3) in the Proxies' discretion, upon such other business as may properly come before the meeting.

         Votes cast by proxy or in person at the Annual Meeting will be tabulated by the election inspectors appointed for the meeting and will determine whether or not a quorum is present. The election inspectors will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

         All of the expenses involved in preparing, assembling and mailing this Proxy Statement and the material enclosed herewith will be paid by the Company. The Company may reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to beneficial owners of stock. This Proxy Statement and the Company's Annual Report for the fiscal year ended December 31, 2000 are being mailed to stockholders on or about September 28, 2001.

                                OUTSTANDING STOCK

         Common Stock, $.03 par value ("Common Stock"), of which there were 2,144,889 shares outstanding on the record date, constitutes the only class of outstanding voting securities issued by the Company. Each holder of Common Stock will be entitled to cast one vote in person or by proxy for each share of Common Stock held for the election of directors and for all other matters voted on at the meeting. Only stockholders of record at the close of business on September 21, 2001, will be entitled to vote at the meeting.

         The following table sets forth certain information with respect to the beneficial ownership of the Company's Common Stock, as of September 21, 2001, by: (i) each of the directors of the Company, (ii) all officers and directors of the Company as a group, and (iii) holders of 5% or more of the Company's Common Stock. Each person has sole voting and investment power with respect to the shares shown, except as noted.


Name and Address                                                    Percent of
OF BENEFICIAL OWNER                          NUMBER OF SHARES       CLASS (1)
-------------------                          ----------------       ---------
Charles S. Leavell                                874,540 (2)           31.6%
275 Century Circle, Suite 102
Louisville, Colorado 80027

Robert M. Geller                                  124,333 (3)            5.5%
275 Century Circle, Suite 102
Louisville, Colorado 80027

Sanford L. Schwartz                                59,870 (4)            2.7%
275 Century Circle, Suite 102
Louisville, Colorado 80027

Thomas G. Brown                                    33,000 (5)            1.5%
275 Century Circle, Suite 102
Louisville, Colorado 80027

J. Stanley Gilbert                                590,287 (6)           21.8%
275 Century Circle, Suite 102
Louisville, Colorado 80027


All Directors & Officers as a Group             1,697,030 (7)           47.8%
(6 Persons)

 (1) Shares not outstanding but deemed beneficially owned by virtue of the individual's right to acquire them as of September 21, 2001, or within 60 days of such date, are treated as outstanding when determining the percent of the class owned by such individual and when determining the percent owned by the group.

(2) Includes 176,000 shares of Common Stock held of record by Leavell Management Group, Inc., a controlled corporation of Mr. Leavell who would be deemed to exercise the voting and investment power with respect to the securities held by LMG. 26,667 shares of Common Stock held of record by LMG are subject to an option granted in favor of Mr. Leavell. Includes 75,874 shares of Common Stock held of record by Mr. Leavell. Includes non-qualified options to purchase 166,000 shares. Includes warrants to purchase 40,000 shares, 20,000 of which are held by Leavell Management Group, Inc. Includes conversion rights to 416,666 shares of Common Stock, 41,667 of which are held by Leavell Management Group, Inc. Mr. Leavell disclaims beneficial ownership of the securities held by LMG for purposes of Section 16 under the Exchange Act. This does not include warrants to purchase 40,000 shares owned by an estate to which Mr. Leavell is a beneficiary.

(3) Includes non-qualified options to purchase 102,333 shares of Common Stock and warrants to purchase 22,000 shares.

(4) Includes 870 shares owned by Creative Business Strategies, Inc., a corporation of which Mr. Schwartz is an officer, director and shareholder. Includes non-qualified options to purchase 44,000 shares of Common Stock and warrants (owned by Creative Business Strategies) to purchase 15,000 shares.

(5) Includes non-qualified options to purchase 28,000 shares of Common Stock and 5,000 shares of Common Stock held of record by his spouse. Mr. Brown disclaims beneficial ownership of the securities held by his spouse for purposes of Section 16 under the Exchange Act.

(6) Includes 5,200 shares of Common Stock held of record and an option to purchase 15,000 shares of Common Stock held by his spouse. Mr. Gilbert disclaims beneficial ownership of the securities for purposes of
         Section 16 under the Exchange Act. Includes 25,487 shares of Common Stock held of record by Mr. Gilbert, non-qualified options to purchase 140,000 shares of Common Stock, warrants to purchase 29,600 shares and conversion rights to 375,000 shares.

(7) Includes 288,431 shares held of record, 510,333 shares issuable upon exercise of stock options exercisable within 60 days of September 21, 2001, 106,600 shares issuable upon exercise of warrants and 791,666 conversion rights.

                              ELECTION OF DIRECTORS

NOMINATIONS AND ELECTION OF DIRECTORS

         The Company's by-laws provide that the size of the Board of Directors shall be not less than three nor more than nine directors. The Board of Directors has nominated five persons for election as directors. Each of the following nominees has consented to be nominated to serve as a Director of the Corporation. The Proxies granted by the stockholders will be voted at the meeting for the election of the persons listed below as directors of the Company. In the event that one or more of the below named persons shall unexpectedly become unavailable for election (the Company has no knowledge of any such unavailability), votes will be cast pursuant to authority granted by the enclosed proxy for such person or persons as may be designated by the Board of Directors.

                             NOMINEES FOR DIRECTORS
                               Charles S. Leavell
                               Sanford L. Schwartz
                                Robert M. Geller
                                 Thomas G. Brown
                               J. Stanley Gilbert

         Each Director is elected to serve for a term of one year and until the next Annual Meeting of Stockholders or until a successor is duly elected and qualified.

         There were no family relationships among Directors or persons nominated or chosen by the Company to become a Director, nor any arrangements or understandings between any Director and any other person pursuant to which any Director was elected.

DIRECTORS AND EXECUTIVE OFFICERS


Name, position with the Company, age of each Director or officer, and the period during which each Director has served are as follows:

                                                                                   Director
    Name                          Age     Position                                 Since
    ----                          ---     --------                                 -----
    Charles S. Leavell            59      Chairman of the Board of Directors,      1993
                                          Chief Executive Officer and Chief
                                          Financial Officer

    Sanford L. Schwartz           51      Director                                 1993

    Robert M. Geller              48      Director                                 1994


                                       6

    Thomas G. Brown               56      Director                                 1999

    J. Stanley Gilbert            63      President and Chief Operating            1999
                                          Officer, and a Director


    Sue Brophy                    45      Controller and Chief Accounting           --
                                          Officer

         CHARLES S. LEAVELL was elected Chief Executive Officer effective June 20, 1996. From April 1993 to March 31, 1995, he was Chief Executive Officer, and from April 1, 1995 to present he has served as Chairman of the Board of the Company. From 1988 to present, Mr. Leavell has served as President and Chairman of the Board of Leavell Management Group, Inc. and Ellora Corporation. In that capacity, he has acquired, developed, and managed numerous ventures, including the Bristol Renaissance Faire; the 4UR Guest Ranch in Creede, Colorado, a 3,000 acre luxury guest ranch; and South Meadow, an exclusive 96 unit single family development in Boulder, Colorado. Mr. Leavell currently sits on the Board of Directors of CK Properties, L.C., of El Paso, Texas, which is a real estate development and management corporation with extensive holdings in apartments and office buildings.

         SANFORD L. SCHWARTZ has been a Director of the Company since April, 1993. Mr. Schwartz has been a founder, senior executive or director of nine publicly-traded companies over the past twenty years. From 1992 to present, Mr. Schwartz has been the Chairman of Creative Business Strategies, Inc. a business consulting firm.

         ROBERT M. GELLER has been a Director of the Company since April 1, 1994. He served as Chief Financial Officer of Online System Services, Inc., a provider of internet services, from March 1995 to October 1996. Mr. Geller has also served as the President of The Growth Strategies Group, a consulting firm specializing in executive/board services for emerging growth companies since August 1991.

         THOMAS G. BROWN was elected a director of the Company on October 19, 1999. Mr. Brown has been President and Managing Director of Wyndham Capital Corporation, an investment banking and research firm since he founded it in 1996. Mr. Brown was also a co-founder of Ablum, Brown & Company, an investment banking firm specializing in leveraged buyout transactions. He served as its Managing Director from January 1988 until December 1995. Prior to his tenure with Ablum, Brown & Company, Mr. Brown served as principal of several investment management and investment banking firms including seven years as a principal of Deihl, Speyer & Brown, a regional investment banking firm. Mr. Brown is a Chartered Financial Analyst. He also serves as a director of both Ashton Technology Group, Inc. and Mobile P.E.T. Systems Inc.

         J. STANLEY GILBERT became President and Chief Operating Officer in January, 1997. Mr. Gilbert was elected a Director of the Company in December, 2000. In 1996 Mr. Gilbert was a Vice President of the Company and he managed the Bristol Renaissance Faire from 1988 until 1996. Prior to that he worked in the commercial banking field in senior management. Prior to that, he was senior vice president of Cinema America, a film and video production company. Mr. Gilbert was the president of Just in Jest, Inc., an art studio featuring Renaissance and fantasy handmade sculptures, whose works have been displayed in galleries and museums, including the Delaware Museum of Fine Art.

         SUE BROPHY has been Controller and Chief Accounting Officer of the Company since August, 1995. From 1994 until 1995, Ms. Brophy was employed by Clifton, Gunderson & Co., a public accounting firm in accounting services. Ms. Brophy holds a Bachelor of Arts degree in Biology, a Master of Science degree in Accounting, and has been a licensed CPA since 1995.

         Each Director is elected to serve for a term of one year and until the next Annual Meeting of Shareholders or until a successor is duly elected and qualified.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

         During the 2000 fiscal year, three meetings of the Board of Directors were held, including regularly scheduled and special meetings. During fiscal 2000, all directors attended at least 75% of the meetings of the Board of Directors and the committees on which they served. Outside Directors were reimbursed their expenses associated with attendance at such meetings or otherwise incurred in connection with the discharge of their duties as a Director.

         During fiscal 2000, the Company had standing Audit and Compensation Committees of the Board of Directors, but did not have a standing Nominating Committee. The members of the Audit Committee were Robert M. Geller and Charles
S. Leavell. No member of the Audit Committee receives any additional compensation for his services as a member of that Committee. During fiscal 2000, the Audit Committee held one meeting. The Audit Committee is responsible for providing assurances that the financial disclosures made by Management reasonably portray the Company's financial condition, results of operations, plans and long-term commitments. To accomplish this, the Audit Committee oversees the external audit coverage, including the annual nomination of the independent public accountants, reviews accounting policies and policy decisions, reviews the financial statements, including interim financial statements and annual financial statements, together with auditor's opinions, inquiries about the existence and substance of any significant accounting accruals, reserves or estimates made by Management, reviews with Management the Management's Discussion and Analysis section of the Annual Report, reviews the Letter of Management Representations given to the independent public accountants, meets privately with the independent public accountants to discuss all pertinent matters, and reports regularly to the Board of Directors regarding its activities.

         During fiscal 2000, the Compensation Committee consisted of Thomas Brown and Robert M. Geller. No member of the Compensation Committee receives any additional compensation for his services as a member of that Committee. During fiscal 2000, the

Compensation Committee held one meeting. The Compensation Committee is responsible for reviewing pertinent data and making recommendations with respect to compensation standards for the Company's executive officers, including the President and Chief Executive Officer, establishing guidelines and making recommendations for the implementation of Management Incentive Compensation Plans, reviewing the performance of the President and CEO, establishing guidelines and standards for the grant of Incentive Stock Options to key employees under the Company's Incentive Stock Plan, and reporting regularly to the Board of Directors with respect to its recommendations.

         Any transactions between the Company and its officers, directors, principal stockholders, or other affiliates have been and will be on terms no less favorable to the Company than could be obtained from unaffiliated third parties on an arms-length basis and will be approved by a majority of the Company's independent, outside disinterested directors.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTORS

                             EXECUTIVE COMPENSATION

         The following table sets forth certain information for the Company's fiscal periods ended December 31, 2000 (2000), December 31, 1999 (1999), and December 31, 1998 (1998) regarding compensation earned by or awarded to the Company's chief executive officer and the other executive officers whose total annual salary and bonus exceeded $100,000 (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                  Long Term Compensation
                                                                        ---------------------------------------------
                                       Annual Compensation                    Awards                   Payouts
                                 -----------------------------          ------------------       --------------------
                                                          Other                                    LTIP
                                                          Annual      Restricted                 Options/    All Other
Name and                                               Compensation     Stock                    Payouts   Compensation
Principal                         Salary       Bonus       ($)         Award(s)                    ($)         ($)
Position               Year         ($)         ($)                      ($)          SARs
--------------------- -------- -------------- -------- ------------- ------------- ------------ ----------- -----------
Charles S. Leavell, Chairman
and CEO
                       2000        $160,000     -0-           -0-           -0-           -0-          -0-         -0-
                       1999         160,000     -0-           -0-           -0-           -0-          -0-         -0-
                       1998         120,000     -0-           -0-           -0-           -0-          -0-         -0-


                                       9

Howard Hamburg, VP
(2)
                       2000         $85,000     -0-           -0-           -0-           -0-          -0-         -0-
                       1999          85,000     -0-           -0-           -0-           -0-          -0-         -0-
                       1998         115,978     -0-           -0-           -0-           -0-          -0-         -0-
J. Stanley Gilbert,
Director, COO and
President
                       2000        $120,000     -0-           -0-           -0-           -0-          -0-         -0-
                       1999         120,000     -0-           -0-           -0-           -0-          -0-         -0-
                       1998          90,000     -0-           -0-           -0-           -0-          -0-         -0-


(1) All executive officers of the Company participate in the Company's group health insurance plan. However, no Named Executive Officer received perquisites and other personal benefits which, in the aggregate, exceeded the lesser of either $50,000 or 10% of the total of annual salary and bonus paid during the respective years.

(2)      Mr. Hamburg's employment with the Company terminated on January 31,
         2001.

OPTIONS GRANTED DURING FISCAL 2000

The following table shows option grants during fiscal 2000 to the Named Executive Officers of the Company.

                              Options Granted             Percent of Total            Exercise         Expiration
         NAME                 IN FISCAL 2000               OPTIONS GRANTED             PRICE              DATE
         ----                 --------------               ---------------             -----              ----
Charles S. Leavell                   0                            0                     N/A                N/A
Howard Hamburg                       0                            0                     N/A                N/A
J. Stanley Gilbert                   0                            0                     N/A                N/A

AGGREGATED OPTION EXERCISES DURING FISCAL 2000 AND FISCAL YEAR-END OPTION VALUES

The following table provides information related to the number and value of options held by the Named Executive Officers as of December 31, 2000. The Company does not have any outstanding stock appreciation rights.

                                                                                  Number of        Value of Unexercised
                                                                                 Unexercised              In-the-
                                                                               Options/SARs at       Money Option/SARs
                                                            Value                FY-end (#)          at FY-End ($)(1)
                                Shares Acquired            Realized             Exercisable/           Exercisable/
Name                            on Exercise (#)              ($)                Unexercisable          Unexercisable
---------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Charles S. Leavell                    -0-                    $-0-                 166,000/0                 0/0


J. Stanley Gilbert                    -0-                    $-0-                 140,000/0                 0/0

(1) The value of unexercised options is determined by calculating the difference between the fair market value of the securities underlying the options at fiscal period end and the exercise price of the options.

EMPLOYMENT AGREEMENTS

Effective December 11, 1998 the Company entered into an Employment Agreement with Charles S. Leavell, CEO, and J. Stanley Gilbert, President and COO. The agreements become effective at such time as a change of control (as defined by the acquisition by any individual, entity or group of 30% of more of the then outstanding shares of common stock of the Company or the combined voting power of the then outstanding voting securities of the Company) takes place. These agreements have a term of three years beginning with a change in control of the Company.

DIRECTOR COMPENSATION

During the fiscal year ended December 31, 2000, Directors received no cash compensation for their services as such, however they were reimbursed for their expenses associated with attendance at meetings or otherwise incurred in connection with the discharge of their duties as Directors of the Company. During October 2000, the Board of Directors authorized the granting of non-statutory options to outside directors pursuant to the Company's Stock Option Plan. Each such option represents the right to acquire up to 60,000 shares of the Company's common stock, to have an exercise price equal to the fair market value of the Company's common stock at the close of business and to vest at the rate of 5,000 shares per quarter beginning December 31, 2000 for a three year period, so long as the Director continues to serve on the Company's Board of Directors and attends all meetings. These options are to be granted in lieu of cash compensation. Directors who are also executive officers of the Company receive no additional compensation for their services as Directors.

GELLER AGREEMENT

Effective April 1, 1994, the Company appointed Robert M. Geller to serve on the Board of Directors' of the Company. As a Director, Mr. Geller receives compensation as outlined in the above section entitled Director Compensation. In addition, Mr. Geller provides consulting services to the company. For these services, Mr. Geller received cash compensation in the amount of $35,000 in 1999 and $22,000 in 2000.

SCHWARTZ COMPENSATION

During 1999 and 2000, Mr. Schwartz provided consulting services to the Company. He received $37,500 in 1999 and $15,000 compensation for services in 2000.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee consists of Messrs. Geller and Brown. Mr. Leavell, who is Chief Executive Officer and a director of the Company, participates in all discussions and decisions regarding salaries, benefits and incentive compensation for all employees of the Company, except discussions and decisions relating to his own salary, benefits and incentive compensation.



                          COMPENSATION COMMITTEE REPORT

GENERAL COMPENSATION PHILOSOPHY

         Currently, the primary elements of the executives' total compensation program are base salary, annual incentives, and long-term incentives. In general, the compensation program promotes a pay-for-performance philosophy by placing a significant portion of total compensation "at risk" while providing compensation opportunities which are comparable to market levels.

         The Company's executive compensation package consists of three main components: (i) base salary; (ii) annual bonuses based on Company performance; and (iii) stock options. The base salary of each of the named executive officers is determined annually after considering the responsibilities and performance of the individual officer.

CEO COMPENSATION

         Charles S. Leavell has been serving as Chief Executive Officer and Chairman since June 20, 1996. In fiscal 1999, Mr. Leavell was compensated in accordance with the factors discussed in General Compensation Philosophy, above.

PRICE RANGE OF COMMON STOCK

         Since December 21, 1998, the Company's Common Stock has been traded on the OTC Bulletin Board under the symbol FAIRC. The following table reflects the high and low prices of the Company's Common Stock for each quarterly period of the two most recent calendar years and the subsequent interim quarters. The prices reflect the high and low sales prices. The quotations represent prices between broker-dealers and do not include retail mark-ups and mark-downs or any commission to the broker-dealer and may not reflect prices in actual transactions.

CALENDAR YEARS ENDED DECEMBER 31                                 HIGH                                   LOW
--------------------------------                                 ----                                   ---
            1999
First Quarter ended March 31                                        0.9375                             0.28
Second Quarter ended June 30                                        0.60                               0.3984
Third Quarter ended September 30                                    0.55                               0.3594
Fourth Quarter ended December 31                                    0.375                              0.19

            2000
First Quarter ended March 31                                        0.40                               0.19
Second Quarter ended June 30                                        0.40                               0.21
Third Quarter ended September 30                                    0.25                               0.16
Fourth Quarter ended December 31                                    1.00                               0.12

            2001
First Quarter ended March 31                                        0.281                              0.156
Second Quarter ended June 30                                        0.40                               0.15

As of September 5, 2001, there were approximately 149 shareholders of record.

DIVIDENDS

The Company has never paid cash dividends on its Common Stock, and does not anticipate the payment of such dividends in the foreseeable future.

                              CERTAIN TRANSACTIONS

SHORT-TERM NOTES-1999

During the first four months of fiscal 1999 the Company raised $500,000 of short-term capital. These funds were provided by Charles S. Leavell ($100,000), Chairman of the Board of Directors, two directors and two officers of the Company (an aggregate of $225,000) and three other investors. The loans provided for interest at 4.5% per quarter and were secured by existing monies and future revenues from the Company's Faires. The investors also were granted a five-year warrant to purchase one share of common stock for each $5.00 loaned to the Company at an exercise price equal to the average closing bid price for the Company's common stock for the five business days immediately preceding the closing of each loan. These loans were retired during July 1999.

PROMISSORY NOTES-2000

In 1999, the Company authorized the issuance of up to $1,000,000 of 12% subordinated promissory notes due August 31, 2001 in units, each unit consisting of two promissory notes of equal principal, identical in nature except that one note is convertible to common stock at a price of $0.30 per share. During the first six months of fiscal 2000, the Company raised capital in the amount of $575,000 through the issuance of these notes. The funds were provided by Charles
S. Leavell ($250,000), Chairman of the Board of Directors, J. Stanley Gilbert ($225,000), Member of the Board of Directors, and one other investor.

The Company believes that the foregoing transactions were on terms as favorable to the Company as could have been obtained from non-affiliated parties.

FAIRE PARTNERS, LTD.

In November of 1997, the Company sold it's Wisconsin property in a sale-leaseback transaction to Faire Partners, Ltd. of El Paso, Texas. One of the owners of Faire Partners, Ltd. was related to the CEO and Chairman of the Board of Directors of the Company. This related party is now deceased and his ownership in Faire Partners, Ltd. is currently part of his estate. Because the Company's CEO and Chairman of the Board of Directors of the Company is a beneficiary of this estate, the estate may be deemed a related party. See "Item 2-Property" for the terms of this transaction. During fiscal 2000 the Company paid Faire Partners, Ltd. $440,000 pursuant to this transaction.

               AMENDMENT OF RENAISSANCE ENTERTAINMENT CORPORATION
                            1993 INCENTIVE STOCK PLAN

PROPOSED AMENDMENT

         The Board of Directors proposes that the shareholders of the Company approve the amendment to the Renaissance Entertainment Corporation 1993 Stock Incentive Plan to increase the number of shares of Common Stock that may be issued pursuant to the 1995 Plan from 750,000 to 1,100,000. The 1993 Plan was originally adopted by the Board of Directors and the shareholders on April 21, 1993, and the number of shares of the Company's Common Stock reserved for issuance under the plan was increased in 1995 and 1999. The features of the 1993 Plan are summarized below.

SUMMARY OF PLAN

         The 1993 Plan terminates April 30, 2003, unless sooner terminated by action of the Board. The 1993 Plan provides for the grant of options to purchase shares of the Company's

Common Stock to officers, directors, employees and consultants. Currently, there are 3 officers, 3 directors, 35 employees and 1 consultant eligible to receive such options. Options granted under the 1993 Plan may have a term of up to ten years. Options which expire, are canceled or are terminated without having been exercised, may be regranted to participants under the 1993 Plan. Options granted under the 1993 Plan may be either "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, or options that do not qualify for special tax treatment. No incentive stock options may be granted with a per share exercise price less than the fair market value per share at the date of grant (or 110% of fair market value in the case of optionees who hold 10% or more of the Company's outstanding Common Stock). Under the 1993 Plan, the exercise price of nonqualified stock options shall be as determined by the Compensation Committee. Not more than $100,000 in value of incentive stock options under all plans of the Company may vest in any calendar year for any option holder and no incentive stock option may be exercised more than ten years after the date of grant. The 1993 Plan is administered by the Compensation Committee of the Board of Directors and options may be granted at such time and in such amounts as the Committee, in its discretion, determines.

         At September 5, 2001, options for the purchase of an aggregate of 865,833 shares of Common Stock were outstanding under the 1993 Plan, held by 27 persons, with per share exercise prices ranging from $0.16 to $0.81 per share. All of the outstanding options currently held by employees under the 1993 Plan are incentive stock options. The remaining options granted under the 1993 Plan and held by non-employee directors, certain officers and consultants are nonqualified and have an exercise price equal to the fair market value of the Common Stock on the date of grant. The following persons have been granted options under the 1993 Plan, each of which has a term ranging from five to ten years unless earlier terminated as provided in the 1993 Plan.

                                            STOCK OPTION AWARDS UNDER THE
                           RENAISSANCE ENTERTAINMENT CORPORATION 1993 STOCK INCENTIVE PLAN
-----------------------------------------------------------------------------------------------------------------------
         NAME AND POSITION                               DATE OF GRANT       NUMBER OF OPTIONS       EXERCISE PRICE
         -----------------                               -------------       -----------------       --------------
Charles S. Leavell,  Chief Executive Officer, Chief         7/23/97                8,000                 $.81(1)
Financial Officer, holder of                               12/11/97               40,000                 $.81(1)
5% of outstanding options and a nominee                    06/17/98                8,000                  $.81
For director                                                3/16/99              110,000                  $.53
                                                           02/27/01               50,000                  $.20

Sanford L. Schwartz, holder of 5% of                        7/23/97                8,000                 $.81(1)
Outstanding options and nominee for                        06/17/98                8,000                  $.81
Director                                                    3/16/99                8,000                  $.53
                                                           10/17/00               60,000                  $.16
Robert M. Geller, holder of 5% of outstanding               7/21/94               33,333                  $.81(1)
options and nominee for Director                            7/23/97                8,000                  $.81(1)
                                                            6/17/98                8,000                  $.81


                                       15

                                                            3/16/99               25,000                  $.53
                                                            3/16/99                8,000                  $.53
                                                           10/17/00               60,000                  $.16

Thomas Brown, holder of 5% of                               4/18/00                8,000                  $.53
Outstanding options and nominee for                        10/17/00               60,000                  $.16
Director

J. Stanley Gilbert, President and Chief Operating           6/17/98               40,000                  $.81(1)
Officer and holder of 5% of outstanding options and         3/16/99              100,000                  $.53
nominee for Director                                        2/27/01              100,000                  $.20

Current Executive Officers, as a group (3 persons)        4/21/93 to             481,000             $.20 to $.81(1)
                                                            present

Current Directors, who are not also executive             4/21/93 to              294,333            $.16 to $.81(1)
officers, as a group (3 persons)                            present

All Employees, excluding executive officers, as a         4/21/93 to              55,500             $.31 to $.81(1)
group (23 persons)                                          present

---------------
(1) On June 17, 1998, the Board of Directors approved replacement options for these options with an exercise price of $.81 per share. For purposes of this table, the lower price/replacement option price has been used.

         The last reported sale price for the Common Stock on the OTC on September 21, 2001 was $0.23.

FEDERAL INCOME TAX CONSEQUENCES

         The following is a brief summary of the principal federal income tax consequences under current federal income tax laws relating to awards under the 1993 Plan. This summary is not intended to be exhaustive and, among other things, does not describe state or local tax consequences.

         In general, an optionee will be subject to tax at the time a nonqualified stock option is exercised (but not at the time of grant), and he or she will include in ordinary income in the taxable year in which he or she exercises a nonqualified stock option an amount equal to the difference between the exercise price and the fair market value of the shares acquired on the date of exercise, and the Company will generally be entitled to deduct such amount for federal income tax purposes except as such deductions may be limited by the Revenue Reconciliation Act of 1993 ("1993 Tax Act"), described below. Upon disposition of shares, the appreciation (or depreciation) after the date of exercise will be treated by the optionee as either short-term or long-term capital gain or loss depending on whether the shares have been held for the then-required holding period.

         In general, an optionee will not be subject to tax at the time an incentive stock option is granted or exercised. Upon disposition of the shares acquired upon exercise of an incentive stock option, long-term capital gain or loss will be recognized in an amount equal to the difference between the disposition price and the exercise price, provided that the optionee has not disposed of the shares within two years of the date of grant or within one year from the date of exercise. If the optionee disposes of the shares without satisfying both holding period requirements (a "Disqualifying Disposition"), the optionee will recognize ordinary income at the time of such Disqualifying Disposition to the extent of the difference between the exercise price and the lesser of the fair market value of the share on the date the incentive stock option was exercised or the date of sale. Any remaining gain or loss is treated as short-term or long-term capital gain or loss depending upon how long the shares have been held. The Company is not entitled to a tax deduction upon either the exercise of an incentive stock option or upon disposition of the shares acquired pursuant to such exercise, except to the extent that the optionee recognizes ordinary income in a Disqualifying Disposition and then only to the extent that such deduction is not limited by the 1993 Tax Act.

         If the optionee pays the exercise price, in full or in part, with previously acquired shares, the exchange will not affect the tax treatment of the exercise. However, if such exercise is effected using shares previously acquired through the exercise of an incentive stock option, the exchange of the previously acquired shares will be considered a disposition of such shares for the purpose of determining whether a Disqualifying Disposition has occurred.

         Commencing with the Company's 1995 fiscal year, the federal income tax deduction that the Company may take for otherwise deductible compensation payable to executive officers who, on the last day of the fiscal year, are treated as "named executive officers" in the Company's Proxy Statement for such year will be limited by the 1993 Tax Act to $1,000,000. Under the provisions of the 1993 Tax Act, the deduction limit on compensation will apply to all compensation, except compensation deemed under the 1993 Tax Act to be "performance-based" and certain compensation related to retirement and other employee benefit plans. The determination of whether compensation related to the 1993 Plan is performance-based for purposes of the 1993 Tax Act will be dependent upon a number of factors, including shareholder approval of the 1993 Plan, and the exercise price at which options are granted. The 1993 Tax Act also prescribes certain limitations and procedural requirements in order for compensation to qualify as performance-based, including rules which require that in the case of compensation paid in the form of stock options, the option price be not less than the fair market value of the stock at date of grant and that the plan under which the options are granted states the maximum number of shares with respect to which options may be granted during a specified period to any employee. The 1993 Plan does not contain a limitation on the number of shares that can be granted to any employee and accordingly, the Company may be limited in the deductions it may take with respect to awards under the 1993 Plan.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE AMENDMENT TO THE RENAISSANCE ENTERTAINMENT CORPORATION 1993 INCENTIVE STOCK PLAN.


                          COMPLIANCE WITH SECTION 16(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal period ended December 31, 2000, all required reports were timely filed.


                              STOCKHOLDER PROPOSALS

         Any stockholder proposal intended to be considered for inclusion in the proxy statement for presentation at the 2002 Annual Meeting must be received by January 29, 2002. The proposal must be in accordance with the provisions of Rule 14a-8 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934. We suggest that you submit your proposal by certified mail-return receipt requested. If you intend to present a proposal at our 2002 Annual Meeting without including such proposal in our Proxy Statement, then you must provide us with notice of such proposal no later than April 14, 2002. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

                                  OTHER MATTERS

         The Board of Directors does not intend to bring before the meeting any business other than as set forth in this Proxy Statement, and has not been informed that any other business is to be presented to the meeting. However, if any matters other than those referred to above should properly come before the meeting, it is the intention of the persons named in the enclosed Proxy to vote such Proxy in accordance with their best judgment.

         Please sign and return promptly the enclosed Proxy in the envelope provided. The signing of a Proxy will not prevent your attending the meeting and voting in person.

Dated: September 21, 2001                   BY ORDER OF THE BOARD OF DIRECTORS


                                            Charles S. Leavell
                                            Chief Executive Officer

Exhibits to Proxy Statement

Exhibit A         1993 Stock Incentive Plan

                      RENAISSANCE ENTERTAINMENT CORPORATION
                              STOCK INCENTIVE PLAN


I.       PURPOSE.

         A. This Stock Incentive Plan (the "Plan") is adopted by the Board of Directors of Renaissance Entertainment Corporation, a Colorado corporation (the "Company"), on April 21, 1993, to enable the Company to afford certain of its directors, executive officers and key employees and the directors, executive officers and key employees of any subsidiary corporation or parent corporation of the Company who are responsible for the continued growth of the Company, an opportunity to acquire a proprietary interest in the Company and thus to create in such directors, executive officers and key employees and increased interest in, and a greater concern for, the welfare of the Company.

         B. The stock options ("Options") offered pursuant to the Plan are a matter of separate inducement and are not in lieu of any salary or other compensation for the services of such directors, executive officers or key employees.

         C. The Options granted under the Plan are intended to be either incentive stock options ("Incentive Options") within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended (the "Code") or Options that do not meet the requirements for Incentive Options ("Non-Qualified Options"), but the Company makes no warranty as to the qualification of any Option as an Incentive Option.

II.      ADMINISTRATION OF THE PLAN.

         A.       PROCEDURE.

         The Plan shall be administered by a Committee of the Board of Directors of the Company.

                  1. Subject to subparagraph (2), the Board of Directors shall appoint a Committee consisting of not less than two members of the Board of Directors to administer the Plan on behalf of the Board of Directors, subject to such terms and conditions as the Board of Directors may prescribe. Once appointed, the Committee shall continue to serve until otherwise directed by the Board of Directors. All members of the Committee shall be "disinterested persons" within the meaning of Rule 16b-3(c)(2)(i) (or any successor rule or regulation) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). A majority of the members of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee shall be the act of the Committee. Any member of the Committee may be removed at any time, either with or without cause, by resolution adopted by the Board of Directors, and any vacancy on the Committee may at any time be filled by resolution adopted by the Board of Directors.

                  2. Any or all powers and functions of the Committee may at any time, and from time to time, be exercised by the Board of Directors; provided, however, that with respect to the participation in the Plan by members of the Board of Directors, such powers and functions of the Committee may be exercised by the Board of Directors only if, at the time of such exercise, a majority of the members of the Board of Directors, as the case may be, and a majority of the directors acting in a particular matter, are "disinterested persons" within the meaning of Rule 16b-3(c)(2)(i) (or any successor rule or regulation) promulgated under the Exchange Act. Any reference in the Plan to the Committee shall be deemed also to refer to the Board of Directors, to the extent that the Board of Directors is exercising any of the powers and function of the Committee.

                  3. Subject to the foregoing subparagraphs (1) and (2), front time to time the Board of Directors may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

         B.       POWERS OF THE COMMITTEE.

         Subject to the provisions of the Plan, the Committee shall have the authority, in its discretion:

                  1. to determine the directors, executive officers and key employees to whom Options shall be granted, the time when such Options shall be granted, the number of shares which shall be subject to each Option, the purchase price or exercise price of each share which shall be subject to each Option, the periods during which such Options shall be exercisable (whether in whole or in part) and the other terms and provisions with respect to the Options (which need not be identical);

                  2. to determine, upon review of relevant information and in accordance with Article IX hereof, the fair market value of the Common Stock underlying the Options;

                  3.       to construe the Plan and Options granted thereunder;

                  4. to accelerate or defer (with the consent of the Optionee) the exercise of any Option, consistent with the provisions of the Plan;

                  5. to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an option;

                  6. to prescribe, amend and rescind rules and regulations relating to the Plan;

                  7. to make all other determinations deemed necessary or advisable for the administration of the Plan.

         C.       AGREEMENTS WITH OPTIONEE.

         Without limiting the foregoing, the Committee shall also have the authority to require, in its discretion, as a condition to the granting of any Option, that the Participant agree not to sell or otherwise dispose of shares acquired pursuant to the Option for a prescribed period following the date of acquisition of such shares and that in the event of termination of a directorship or employment of such Participant, other than as a result of dismissal without cause, the Participant will not, for a period to be fixed at the time of the grant of the Option, enter into any employment or participate directly or indirectly in any business or enterprise which is competitive with the business of the Company or any subsidiary corporation or parent corporation of the Company, or enter into any employment in which such employee or director will be called upon to utilize special knowledge obtained through his or her directorship or employment with the Company or any subsidiary corporation or parent corporation thereof

         D.       EFFECT OF COMMITTEE'S DECISION.

         All decisions, determinations and interpretations of the Committee shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

III.     ELIGIBILITY.

         A. Non-Qualified Options may be granted only to directors, officers and other salaried key employees of the Company, or any subsidiary corporation or parent corporation of the Company now existing or hereafter formed or acquired, except as hereafter provided. Any person who shall have retired from active employment by the Company, although such person shall have entered into a consulting contract with the Company, shall not be eligible to receive an Option.

         B. An Incentive Option may be granted only to salaried key employees of the Company or any subsidiary corporation or parent corporation of the Company now existing or hereafter formed or acquired, and not to any director or officer who is not also an employee.

IV.      AMOUNT OF STOCK.

         A. The total number of shares of Common Stock of the Company which may be purchased pursuant to the exercise of Options granted under the Plan shall not exceed, in the aggregate, 750,000 shares of the authorized Common Stock, $.03 par value per share, of the Company (the "Shares"). Shares which are subject to Options shall be counted only once in determining whether the maximum number of shares which may be purchased or acquired under the Plan has been exceeded.

         B. Shares which may be acquired under the Plan may either be authorized but unissued Shares, Shares of issued stock held in the Company's treasury, or both, at the discretion of the Company. If and to the extent that Options granted under the Plan expire or terminate without having been exercised, new Options may be granted with respect to the Shares covered by such expired or terminated Options, provided that the grant and the terms of such new Options shall in all respects comply with the provisions of the Plan.

V.       EFFECTIVE DATE AND TERM OF THE PLAN.

         A. The Plan shall become effective on the date (the "Effective Date") on which it is adopted by the Board of Directors of the Company; provided, however, that if the Plan is not approved by a vote of the Shareholders of the Company within twelve (12) months before or after the Effective Date, the Plan and any Options granted thereunder shall terminate.

         B. The Company may, from time to time during the period beginning on the Effective Date and ending on April 30, 2003 (the "Termination Date") grant to persons eligible to participate in the Plan, Options under the terms of the Plan, Options granted prior to the Termination Date may extend beyond that date, in accordance with the terms thereof. In no event shall the Termination Date be later than ten (10) years following the Effective Date.

         C. As used in the Plan, the terms "subsidiary corporation" and "parent corporation" shall have the meanings ascribed to such terms, respectively, in Sections 425(f) and 425(e) of the Code.

         D. An employee, executive officer or director to whom Options are granted hereunder may be referred to herein as a "Participant."

VI.      LIMITATION ON INCENTIVE OPTIONS.

         The amount of aggregate fair market value of the stock determined at the time of the grant of the Incentive Option for which any employee may be granted Incentive Options under this Plan in any calendar year shall not exceed the sum of (i) $100,000.00 plus (ii) an unused limit carryover amount for any year after the date of this Plan but prior to the calendar year under consideration. The unused limit carryover amount shall be determined as one-half of the amount by which $100,000.00 exceeds the aggregate fair market value at the time of grant of an Incentive Option under this Plan for which Incentive Options were granted in any prior year, but carried over for not more than three
(3) years. For this purpose, Incentive Options granted in any year shall be deemed to first use up the $100,000.00 current year limitation and then the unused limit carryover amount from the earliest available year.

VII.     TERMS OF OPTIONS.

         Stock Options granted pursuant to this Plan shall be evidenced by written agreements which shall comply with the following terms and conditions:

         A.       TIME OF EXERCISE.

         Any Option may be exercised by the Participant holding such Option for such period or periods as the Committee shall determine at the date of grant of such Option. In no event shall any Incentive Option granted to a Participant owning more than ten percent (10%) of the voting power of all classes of the Company's stock, or the stock of any subsidiary corporation or parent corporation, be exercisable by its terms after the expiration of five (5) years from the date it is granted, nor shall any other Incentive Option granted under this Plan be exercisable by its terms after ten (10) years from the date it is granted. The Committee shall have the right to accelerate, in whole or in part, the expiration date of any Option; and to the extent that an Option is not exercised within the period of exercisability specified therein, it shall expire as to the then unexercised portion.

         B.       TRANSFERABILITY.

         Any Option granted under this Plan shall not be transferable by the director, executive officer or key employee holding same and may be exercised by the director, executive officer or key employee only during his lifetime, except that the Option may be exercisable after the death of such director, executive officer or key employee in accordance with the laws of descent and distribution.

         C.       OPTION PRICE.

                  1. The purchase price for each Share purchasable under any Non-Qualified Option granted hereunder shall be such amount as the Committee shall deem appropriate.

                  2. The purchase price for shares of stock subject to any Incentive Option under this Plan, shall not be less than the fair market value of the stock on the date of the grant of the Incentive Option, which fair market value shall be determined in good faith at the time of the grant of the Incentive Option by the Committee administering this Plan. In the event that any Incentive Option is granted to an employee owning more than ten percent (10%) of the voting power of all classes of the Company's stock, the purchase price per share of the stock subject to such an Incentive Option shall not be less than 110% of the fair market value of the stock on the date of the grant of such Incentive Option determined in good faith by the Committee.

         D.       CONSIDERATION FOR SHARES.

         The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Committee and may consist entirely of cash, check, other shares of common stock of the Company which have a fair market value on the date of surrender equal to the aggregate exercise price of the shares as to which said Option shall be exercised, or any combination of such methods of payment, or such other consideration and method of payment for issuance of shares to the extent permitted under applicable provisions of the Colorado Corporation Code and the Company's Articles of Incorporation and Bylaws.

         E.       VESTING.

         Any Options granted pursuant to this Plan may be made subject to vesting by the Committee in its discretion.

VIII.    SHAREHOLDER APPROVAL.

         This Plan shall not be valid unless it shall be approved by the shareholders of the Company at a regular or special meeting of shareholders which shall be held within the period of twelve (12) months following the effective date of this Plan set forth above.

IX.      METHOD OF DETERMINATION OF FAIR MARKET VALUE.

         A. If the Shares are listed on a national securities exchange in the United States on any date on which the fair market value per Share is to be determined, the fair market value per Share shall be deemed to be the average of the high and low quotations at which such Shares are sold on such national securities exchange on such date. If the Shares are listed on a national securities exchange in the United States on such date but the Shares are not traded on such dare, or such national securities exchange is not open for business on such date, the fair market value per Share shall be determined as of the closest preceding date on which such exchange shall have been open for business and the Shares were traded. If the Shares are listed on more than one national securities exchange in the United States on the date any such Option is granted, the Committee shall determine which national securities exchange shall be used for the purpose of determining the fair market value per Share.

         B. If a public market exists for the Shares on any date on which the fair market value per Share is to be determined but the Shares are not listed on a national securities exchange in the United States, the fair market value per Share shall be deemed to be the mean between the closing bid and asked quotations in the over-the-counter market for the Shares on such date. If there are no bid and asked quotations for the Shares on such date, the fair market value per Share shall be deemed to be the mean between the closing bid and asked quotations in the over-the-counter market for the Shares on the closest date preceding such date for which such quotations are available.

         C. If no public market exists for the Shares on any date on which the fair market value per Share is to be determined, the Committee shall, in its sole discretion and best judgment, determine the fair market value of a Share.

         For purposes of this Plan, the determination by the Committee of the fair market value of a Share shall be conclusive.

X.       TERMINATION OF DIRECTORSHIP OR EMPLOYMENT.

         A. Upon termination of the directorship or employment of any Participant with the Company and all subsidiary corporations and parent corporations of the Company, any Option previously granted to the Participant, unless otherwise specified by the Committee in the Option, shall, to the extent nor theretofore exercised. terminate and become null and void, provided that:

                  1. if the Participant shall die while serving as a director or while in the employ of such corporation or during either the three
(3) or one (1) year period, whichever is applicable, specified in clause A.2 below and at a time when such Participant was entitled to exercise an Option as herein provided, the legal representative of such Participant, or such person who acquired such Option by bequest or inheritance or by reason of the death of the Participant. may, not later than one (1) year from the date of death, exercise such Option, to the extent not theretofore exercised, in respect of any or all of such number of Shares as specified by the Committee in such Option; and

                  2. if the directorship or employment of any Participant to whom such Option shall have been granted shall terminate by reason of the Participant's retirement (at such age or upon such conditions as shall be specified by the Committee), disability (as described in Section 22(e)(3) of the
Code) or dismissal by the employer other than for cause (as defined below), and while such Participant is entitled to exercise such Option as herein provided, such Participant shall have the right to exercise such Option, to the extent nor theretofore exercised, in respect of any or all of such number of Shares as specified by the Committee in such Option, at any time up to and including (i) three (3) months after the date of such termination of directorship or employment in the case of termination by reason of retirement or dismissal other than for cause, and (ii) one (1) year after the dare of termination of directorship or employment in the case of termination by reason of disability. In no event, however, shall any person be entitled to exercise any Option after the expiration of the period of exercisability of such Option as specified therein.

         B. If a Participant voluntarily terminates his directorship or employment, or is discharged for cause, any Option granted hereunder shall, unless otherwise specified by the Committee in the Option, forthwith terminate with respect to any unexercised portion thereof.

         C. If an Option shall be exercised by the legal representative of a deceased Participant, or by a person who acquired an Option or by bequest or inheritance or by reason of the death of any Participant, written notice of such exercise shall be accompanied by a certified copy of letter testamentary or equivalent proof of the right of such legal representative or other person to exercise such Option.

         D.       For the purposes of the Plan, the term "for cause" shall mean:

                  1. with respect to an employee who is a party to a written agreement with, or, alternatively, participates in a compensation or benefit plan of the Company or a subsidiary corporation or parent corporation of the Company, which agreement or plan contains a definition of "for cause" or "cause" (or words of like import) for purposes of termination of employment thereunder by the Company or such subsidiary corporation or parent corporation of the Company, "for cause" or "cause" as defined in the most recent of such agreements or plans; or

                  2. in all other cases, as determined by the Board of Directors, in its sole discretion, (i) the willful commission by an employee of a criminal or other act that causes or probably will cause substantial economic damage to the Company or a subsidiary corporation or parent corporation of the Company or substantial injury to the business reputation of the

Company or a subsidiary corporation or parent corporation of the Company; (ii) the commission by an employee of an act of fraud in the performance of such employee's duties on behalf of the Company or a subsidiary corporation or parent corporation of the Company; (xii) the continuing willful failure of an employee to perform the duties of such employee to the Company or a subsidiary corporation or parent corporation of the Company (other than such failure resulting from the employee's incapacity due to physical or mental illness) after written notice thereof (specifying the particulars thereof in reasonable detail and a reasonable opportunity to be heard and cure such failure are given to the employee by the Board of Directors; or (iv) the order of a court of competent jurisdiction requiring the termination of the employee's employment. For purposes of the Plan, no act, or failure to act, or the employee's part shall be considered "willful" unless done or omitted to be done by the employee not in good faith and without reasonable belief that the employee's action or omission was in the best interest of the Company or a subsidiary corporation or parent corporation of the Company.

         E. For the purposes of the Plan, an employment relationship shall be deemed to exist between an individual and a corporation if, at the time of the determination, the individual was an "employee" of such corporation for purposes of Section 422(a) of the Code. If an individual is on maternity, military, or sick leave or other bona fide leave of absence, such individual shall be considered an "employee" for purposes of the exercise of an Option and shall be entitled to exercise such Option during such leave if the period of such leave does not exceed ninety (90) days, or if longer, so long as the individual's right to reemployment with his employer is guaranteed either by statute or by contract. If the period of leave exceeds ninety (90) days, the employment relationship shall be deemed to have terminated on the ninety-first
(91) day of such leave, unless the individual's right to reemployment is guaranteed by statute or contract.

         F. A termination of employment shall not be deemed to occur by reason of (i) the transfer of a Participant from employment by the Company to employment by a subsidiary corporation or a parent corporation of the Company, or (ii) the transfer of a Participant from employment by a subsidiary corporation or a parent corporation of the Company to employment by the Company or by another subsidiary corporation or parent corporation of the Company.

XI.      RIGHT TO TERMINATE EMPLOYMENT.

         The Plan shall not impose any obligation on the Company or on any subsidiary corporation or parent corporation thereof to continue the employment of any Participant; and it shall not impose any obligation on the part of any Participant to remain in the employ of the Company or of any subsidiary corporation or parent corporation thereof.

XII.     PURCHASE FOR INVESTMENT.

         Except as hereafter provided, a Participant shall, upon any exercise of an Option or Right, execute and deliver to the Company a written statement, in form satisfactory to the Company, in which such Participant represents and warrants that such Participant is purchasing or acquiring the Shares acquired thereunder for such Participant's own account, for investment only and not with a view to the resale or distribution thereof, and agrees that any subsequent offer for sale or sale or distribution of any of such Shares shall be made only pursuant to either (a) a Registration Statement on an appropriate form under the Securities Act of 1933, as amended (the "Securities Act"), which Registration Statement has become effective and is current with regard to the Shares being offered or sold or (b) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption the holder shall, if so requested by the Company, prior to any offer for sale or sale of such Shares, obtain a prior favorable written opinion, in form and substance satisfactory to the Company, from counsel for or approved by the Company, as to the applicability of such exemption thereto. The foregoing restriction shall not apply to (i) issuances by the Company so long as the Shares being issued are registered under the Securities Act and a prospectus in respect thereof is current, or (ii) reofferings of Shares by affiliates of the Company (as defined in Rule 405 or any successor rule or regulation promulgated under the Securities Act) if the Shares being reoffered are registered under the Securities Act and a prospectus in respect thereof is current.

XIII.    EXCHANGE, S.E.C. OR OTHER GOVERNMENTAL REQUIREMENTS.

         If any law or regulation of the Securities and Exchange Commission, any stock exchange, NASDAQ, or any governmental body having jurisdiction shall require any action to be take in connection with the issuance shares pursuant to an Option under this Plan before shares can be delivered to an Optionee, then the date for issuance of these shares shall be postponed until such action can be taken.

XIV.     ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER.

         Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

         In the event of the proposed dissolution or liquidation of the Company, the Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless such successor corporation does not agree to assume the Option or to substitute an equivalent option, in which case the Board shall, in lieu of such assumption or substitution provide for the Optionee to have the right to exercise the Option as to all of the Optioned Stock. including Shares as to which the Option would not otherwise be exercisable. If the Board makes an Option fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the Optionee that the Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option will terminate upon the expiration of such period.

         If, as a result of accelerating the time period during which all Options are exercisable in full in the event of a merger or asset transaction, any Optionee would incur liability under Section 16(b) of the Securities Exchange Act of 1934 as a result of the exercise of an accelerated Option, such Optionee may request the Company to, and the Company shall be obligated to repurchase such Option for cash equal to the excess of the fair market value on the advanced termination date of the shares subject to the Option over the Option exercise price.

XV.      ORDER OF EXERCISE OF OPTIONS.

         No Option issued pursuant to this Plan shall be exercisable so long as there is any outstanding Option issued at an earlier date with respect to such Employee; Options must be exercised in the order in which they are granted. Notwithstanding anything in this Plan to the contrary in connection with any corporate transaction to which Section 425(a) of the Code is applicable, there may be a substitution of a new Option for an old Option granted under this Plan, or an assumption of an old Option granted under this Plan. Any Optionee who has a new Option submitted for an old Option granted under this Plan shall, in connection with the corporate transaction, lose his rights tinder the old Option. Nothing in the terms of the assumed or substituted Option shall confer upon the Optionee more favorable benefits than he had under the old Option.

XVI.     CHANGE IN CONTROL.

         A. For purposes of the Plan, a "change in control" of the Company occurs if (i) any "person" (defined as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act, as amended) is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's outstanding securities than entitled to vote for the election of directors; or (ii) during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board of Directors cease for any reason to constitute at least a majority thereof; or (iii) the Board of Directors shall approve the sale of all or substantially all of the assets of the Company or any merger, consolidation, issuance of securities or purchase of assets, the result of which would be the occurrence of any event described in clause (i) or (ii) above.

         B. In the event of a change in control of the Company (defined above), the Committee, in its discretion, may determine that, upon the occurrence of a transaction described in the preceding paragraph, each Option outstanding hereunder shall terminate within a specified number of days after notice to the holder, and such holder shall receive, with respect to each Share subject to such Option, an amount of cash equal to the excess of the fair market value of such Share immediately prior to the occurrence of such transaction over the exercise price per Share of such Option. The provisions contained in the preceding sentence shall be inapplicable to an Option granted within six (6) months before the occurrence of a transaction described above if the holder of such Option is a director or officer of the Company or a beneficial owner of the Company who is described in Section 16(a) of the Exchange Act, unless such holder dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the expiration of such six-month period.

         C. Alternatively, the Committee may determine, in its discretion, that all then outstanding Options shall immediately become exercisable upon a change of control of the Company.

XVII.    WITHHOLDING TAXES.

         The Company may require an employee exercising a Non-Qualified Option granted hereunder, or disposing of Shares acquired pursuant to the exercise of an Incentive Option in a disqualifying disposition (within the meaning of Section 42 1(b) of the Code), to reimburse the corporation that employs such employee for any taxes required by any government to be withheld or otherwise deducted and paid by such corporation in respect of the issuance or disposition of such Shares. In lieu thereof, the employer corporation shall have the right to withhold the amount of such taxes from any other sums due or to become due from such corporation to the employee upon such terms and conditions as the Committee shall prescribe. The employer corporation may, in its discretion, hold the stock certificate to which such employee is entitled upon the exercise of an Option as security for the payment of such withholding tax liability, until cash sufficient to pay that liability has been accumulated.

XVIII.     AMENDMENT OF THE PLAN.

         The Board of Directors or the Committee may, from time to time, amend the Plan, provided that, notwithstanding anything to the contrary herein, no amendment shall be made, without the approval of the shareholders of the Company, that will (i) increase the total number of Shares reserved for Options under the Plan (other than an increase resulting from an adjustment provided for in Article X, Termination of Directorship or Employment), (ii) reduce the exercise price of any Incentive Option granted hereunder below the price required by Article IX, Method of Determination of Fair Market Value; (iii) modify the provisions of the Plan relating to eligibility, or (iv) materially increase the benefits accruing to participants under the Plan. The Board of Directors or the Committee shall be authorized to amend the Plan and the

Options granted thereunder to permit the Incentive Options granted thereunder to qualify as "incentive stock options" within the meaning of Section 422A of the Code. The rights and obligations under any Option granted before amendment of the Plan or any unexercised portion of such Option shall not be adversely affected by amendment of the Plan or the Option without the consent of the holder of the Option.

XIX.     TERMINATION OR SUSPENSION OF THE PLAN.

         The Board of Directors or the Committee may at any time and for any or no reason suspend or terminate the Plan. The Plan, unless sooner terminated under Article V, Effective Date and Term of the Plan, or by action of the Board of Directors, shall terminate at the close of business on the Termination Date. An Option may not be granted while the Plan is suspended or after it is terminated. Options granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except upon the consent of the person to whom the Option was granted. The power of the Committee under
Article II to construe and administer any Options granted prior to the termination or suspension of the Plan shall continue after such termination or during such suspension.

XX.      GOVERNING LAW.

         The Plan, such Options as may be granted thereunder, and all related matters shall be governed by, and construed and enforced in accordance with, the laws of the State of Colorado from time to time obtaining.

XXI.     PARTIAL INVALIDITY.

         The invalidity or illegality of any provision herein shall not be deemed to affect the validity of any other provision.


         The foregoing Stock Incentive Plan of Renaissance Entertainment Corporation was approved by a majority of the Board of Directors of the Company at a special meeting of the Board of Directors on April 21, 1993.


                                                     RENAISSANCE ENTERTAINMENT
                                                     CORPORATION

                      RENAISSANCE ENTERTAINMENT CORPORATION

                                      PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned having duly received the Notice of Annual Meeting and the Proxy Statement dated September 28, 2001, hereby appoints the Chief Executive Officer, Charles S. Leavell, and the President, J. Stanley Gilbert, as proxies (each with the power to act alone and with the power of substitution and revocation) to represent the undersigned and to vote, as designated below, all common shares of Renaissance Entertainment Corporation held of record by the undersigned on September 21, 2001, at the Annual Meeting of Shareholders to be held on October 30, 2001at 275 Century Circle, Suite 102, Louisville, Colorado, at 9:30 a.m. Mountain Time, and at any adjournment thereof.

1.       AUTHORITY TO VOTE FOR ELECTION OF          | | GRANT    | | WITHHOLD
         CHARLES S. LEAVELL, SANFORD L. SCHWARTZ,
         ROBERT M. GELLER, J. STANLEY GILBERT
         AND THOMAS BROWN TO SERVE AS DIRECTORS.
         YOU MAY WITHHOLD AUTHORITY TO VOTE FOR A NOMINEE BY LINING THROUGH HIS NAME.

2.       PROPOSAL TO APPROVE AN             | | FOR   | | AGAINST   | | ABSTAIN
         AMENDMENT TO THE RENAISSANCE ENTERTAINMENT
         CORPORATION 1993 INCENTIVE STOCK PLAN TO INCREASE THE NUMBER OF SHARES AUTHORIZED UNDER SUCH PLAN FORM 750,000 TO 1,250,000 SHARES. THE BOARD RECOMMENDS YOU VOTE FOR THIS PROPOSAL.

3 IN THEIR DISCRETION, THE PROXIES ARE | | FOR | | AGAINST | | ABSTAIN AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS
         MAY PROPERLY COME BEFORE THE MEETING

         This Proxy, when properly executed, will be voted in the manner directed on the Proxy be the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE NOMINEES TO THE BOARD LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3.

   Please sign exactly as your name appears on this card. When shares are held by joint tenants, both should sign. If signing as attorney, guardian, executor, administrator or trustee, please give full title as such. If a corporation, please sign in the corporate name by the president or other authorized officer. If a partnership, please sign in the partnership name by an authorized person.


                                    ----------------------------------------
                                    (Signature)

                                    ----------------------------------------
                                    (Signature, if held jointly)


                                    Dated: ___________________________, 2001


PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED RETURN ENVELOPE.